UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 21, 2020

HOPTO INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21683	13-3899021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Loudon Road, Suite 200, Concord, NH 03301

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(800) 472-7466

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol (s)	Name of Each Exchange on Which Registered
Common Stock	HPTO	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on December 21, 2020. The following items of business were considered at the Annual Meeting:

(1) the election of four directors;

(2) ratification of the selection of dbbMcKennon as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3) approval, of amendment to Charter to effect a reverse stock split of common stock at a ratio of not less than 1-for-20 and not more than 1-for-100, subject to Board’s authority to abandon such amendment;

(4) approval, in a non-binding, advisory vote, of the compensation of our named executive officers, commonly known as “say-on-pay”;

(5) the transaction of such other business as may properly have come before the Annual Meeting or any adjournment thereof.

The number of shares of common stock entitled to vote at the Annual Meeting was 18,735,824 shares. The number of shares of common stock present or represented by valid proxy at the annual meeting was 13,317,105 shares. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting are set forth below:

Proposal 1: Election of Directors.

The stockholders elected four directors to serve until the annual meeting of stockholders in 2020 as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Jonathon R. Skeels	9,891,413	14,595	1,331	3,409,766
Richard S. Chernicoff	9,855,830	50,188	1,321	3,409,766
Thomas R. Stewart	9,855,731	50,254	1,354	3,409,766
Jean-Louis Casabonne	9,096,599	60,977	749,763	3,409,766

Proposal 2: Ratification of Auditors.

The stockholders ratified the appointment of dbbMcKennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,245,077	36,608	35,420	-

Proposal 3: Approve, a Reverse Stock Split of Common Stock at a Ratio.

Votes For	Votes Against	Abstain	Broker Non-Votes
12,958,127	357,324	1,653	-

Proposal 4: Advisory Vote on Executive Compensation.

In a non-binding, advisory vote, the stockholders approved the compensation of our executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,771,191	133,439	2,709	3,409,766

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: December 22, 2020	By:	/s/ Jonathon R. Skeels
Jonathon R. Skeels
Chief Executive Officer, Interim Chief Financial Officer, Secretary